UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2020 (January 10, 2020)

GIGGLES N’ HUGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53948	20-1681362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3222 Galleria Way, Glendale, CA 91210
(Address of principal executive offices)

(818) 956-4847
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

ITEM 8.01 OTHER EVENTS.

On January 10, 2020, Giggles N’ Hugs, Inc. (the “Company”) closed its Company-owned Giggles N’ Hugs restaurant in the Westfield Topanga Shopping Center located in Woodland Hills, California. The Company determined to close this location because it had been underperforming during the last two quarters. The Company believes that by closing its Topanga Shopping Center restaurant it will be able to focus its efforts on increasing performance at its other Company-owned Giggles N’ Hugs restaurant in the Glendale Galleria located in Glendale, California and on opening new stores using the franchise model approach.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2020	GIGGLES N’ HUGS, INC.

/s/ Joey Parsi
	Name:	Joey Parsi
	Title:	Chief Executive Officer